UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               Form 8-K


                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported):  July 15, 1998

                   Commission File Number 001-14316


                      APRIA HEALTHCARE GROUP INC.
          (Exact Name of Registrant as Specified in Charter)



              Delaware                           33-0488566
     (State or other jurisdiction of          (I.R.S. Employer
     incorporation or organization)        Identification Number)

     3560 Hyland Avenue, Costa Mesa, CA             92626
 (Address of principal executive offices)        (Zip Code)



  Registrant's telephone number, including area code:(714) 427-2000


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ITEM 4.  Changes in Registrant's Certifying Accountant
------   ---------------------------------------------

     Effective on July 15, 1998, Apria Healthcare Group Inc. (the "Company") has engaged Deloitte & Touche LLP as the principal accountants to audit the Company's financial statements for the fiscal year ending December 31, 1998. No other event requiring disclosure under Item 304(a)(2) of Regulation S-K has occurred.

SIGNATURES
-------------

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           Registrant:

                           APRIA HEALTHCARE GROUP INC.
                           ---------------------------



July 15, 1998           BY:/s/Robert S. Holcombe
                           -----------------------------
                           Robert S. Holcombe
                           Senior Vice President